Property and equipment, net	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and equipment, net

	As of December 31,
(in thousands)	2018	2019
Building and leasehold improvements	€120,738	€17,844
Capitalized software and software development costs	16,123	22,713
Computer equipment	15,231	18,215
Furniture and fixtures	6,285	6,031
Office equipment	2,167	2,330
Subtotal	160,544	67,133
Less: accumulated depreciation	25,697	33,995
Construction in process	27,154	34
Property and equipment, net	€162,001	€33,172
As of December 31, 2018, our headquarters in Düsseldorf, Germany was accounted for as a failed sale-leaseback and included in building and leasehold improvements. Upon adoption of the new leasing standard, ASC 842, on January 1, 2019, the contractual lease obligation was transitioned to being accounted for as an operating lease right-of use asset (see Note 2 - Significant accounting policies and Note 6: Leases for further information). As of December 31, 2018, our building and leasehold improvement costs, net of accumulated depreciation, were €118.3 million.
We establish assets and liabilities for the present value of estimated future costs to return our new headquarters and certain other leased facilities to their original condition under the authoritative accounting guidance for asset retirement obligations. Such assets are depreciated over the useful live of the underlying asset or the lease period and the recorded liabilities are accreted to the future value of the estimated restoration costs. As of December 31, 2018 and 2019, an asset retirement obligation asset and liability of €0.6 million and €0.6 million, respectively, is included within building and leasehold improvements, gross of accumulated depreciation of €0.04 million and €0.1 million, respectively, for the cost to decommission the physical space of our headquarters and our leased facilities. We have certain operating lease agreements that require us to decommission physical space for which we have not yet recorded an asset retirement obligation. Due to the uncertainty of specific decommissioning obligations and related costs, we cannot reasonably estimate an asset retirement obligation for these properties and we have not recorded a liability at this time for such properties.
As of December 31, 2018 and 2019, our internally developed capitalized software and acquired software development costs, net of accumulated amortization, were €9.0 million and €8.0 million, respectively.
As of December 31, 2018 and 2019, our computer equipment costs, net of accumulated amortization, were €4.8 million and €5.3 million, respectively.
In 2018, we recorded an impairment of €1.5 million related to internally developed capitalized software and acquired software development costs, which was a result of software previously under development that was discontinued during the period and will not be placed into service. We recognized the loss on impairment within our operating expenses on our consolidated statements of operations.